UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

ADM TRONICS UNLIMITED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17629	22-1896032
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224S Pegasus Ave., Northvale, New Jersey 07647
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (201)767-6040
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes to Registrant's Certifying Accountant

Resignation of Auditors

On July 14, 2022, our Board of Directors received formal notice, and it was accepted, that our independent auditors, Raich, Ende Malter Co, LLP, Certified Public Accountants and Advisors (Raich) had made the decision to resign as our independent auditors effective immediately.

Raich audited the financial statements of the Company for the past two years ended March 31, 2022 and March 31, 2021, respectively. The report of Raich on such financial statement, dated July 8, 2022, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Raich, Ende Malter Co, LLP, would have caused them to make reference thereto in their report on the financial statements.

During the two most recent fiscal years and the interim period to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

We have provided Raich, Ende Malter Co, LLP a copy of the disclosure made in response to this Item 4.01 and have requested that Raich, Ende Malter Co, LLP provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Raich, Ende Malter Co, LLP has provided the letter attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter to SEC from Raich, Ende, Malter Co, LLP confirming agreement with disclosure.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM Tronic Unlimited, Inc.

Date: July 19, 2022	By:	/s/ Andre’ DiMino
	Name:	Andre’ DiMino
	Title:	CEO and CFO